EXHIBIT 10.2


                          CONSULTING SERVICES AGREEMENT









                                     AMONG:


                                 PETROGEN CORP.



                                      AND:


                                 PETROGEN, INC.



                                      AND:


                               JAMES TIMOTHY ROCHE







                                 PETROGEN CORP.
                       3200 Southwest Freeway, Suite 3300
                          Houston, Texas, U.S.A., 77077
                                   __________


                       -- Consulting Services Agreement --
                              -- Petrogen Corp. --


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                          CONSULTING SERVICES AGREEMENT


     THIS CONSULTING SERVICES AGREEMENT is made and dated for reference effective as at March 15, 2003 (the "EFFECTIVE DATE") as fully executed on this _____ day of April, 2003.


AMONG:


                  PETROGEN CORP., a company incorporated under the laws of the State of Nevada, U.S.A., and having an executive office and an address for notice and delivery located at 3200 Southwest Freeway, Suite 3300, Houston, Texas, U.S.A., 77027

                  (the "COMPANY");
                                                               OF THE FIRST PART


AND:


                  PETROGEN, INC., a company incorporated under the laws of the State of Colorado, U.S.A., and also having an executive office and an address for notice and delivery located at 3200 Southwest Freeway, Suite 3300, Houston, Texas, U.S.A., 77027

                  ("PETROGEN, INC.");
                                                              OF THE SECOND PART


                  (the Company and Petrogen, Inc. being hereinafter collectively also referred to as the "COMPANIES" as the context so requires).


AND:


                  JAMES TIMOTHY ROCHE, having an address for notice and delivery located at 5901 Highland Hills Trail, Austin, Texas, U.S.A., 78731

                  (the "CONSULTANT");
                                                               OF THE THIRD PART


                       -- Consulting Services Agreement --
                              -- Petrogen Corp. --


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                                      -2-


                  (the Company, Petrogen, Inc. and the Consultant being hereinafter singularly also referred to as a "PARTY" and collectively referred to as the "PARTIES" as the context so requires).


                  WHEREAS:


     A. The Company is a reporting company incorporated under the laws of the State of Nevada, U.S.A., and has its common shares listed for trading on the NASDAQ Over-The-Counter Bulletin Board;


     B. Petrogen, Inc. is a non-reporting company incorporated under the laws of the State of Colorado, U.S.A., and, in accordance with the terms and conditions of a certain "Share Exchange Agreement", dated for reference effective as at October 11, 2002 (the "SHARE EXCHANGE AGREEMENT"), as entered into among the Company, Petrogen, Inc. and all of the shareholders of Petrogen, Inc., the Company therein purchased all of the issued and outstanding shares of Petrogen, Inc. from the shareholders of Petrogen, Inc.;


     C. The Consultant specializes in providing various land management and gas transmission services to oil and gas development companies and their principals;


     D. In conjunction with the recent completion by the Company of the Share Exchange Agreement the resulting Company is now involved in the principal business of Petrogen, Inc.; which is oil and gas development and production (collectively, the resulting "BUSINESS"); and, as a consequence thereof, the Companies are hereby desirous of retaining the Consultant as a qualified land management specialist, and the Consultant is hereby desirous of accepting such position, in order to provide certain land management, gas transmission and related services to the Companies (collectively, the "GENERAL SERVICES") during the continuance of this agreement (the "AGREEMENT");


     E. Since the introduction of the Parties hereto the Parties hereby acknowledge and agree that there have been various discussions, negotiations, understandings and agreements between them relating to the terms and conditions of the proposed General Services and, correspondingly, that it is their intention by the terms and conditions of this Agreement to hereby replace, in their entirety, all such prior discussions, negotiations, understandings and agreements with respect to the proposed General Services; and


     F. The Parties hereto have agreed to enter into this Agreement which replaces, in their entirety, all such prior discussions, negotiations, understandings and agreements, and, furthermore, which necessarily clarifies their respective duties and obligations with respect to the within General Services to be provided hereunder, all in accordance with the terms and conditions of this Agreement;


                       -- Consulting Services Agreement --
                              -- Petrogen Corp. --


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                                      -3-


     NOW THEREFORE THIS AGREEMENT WITNESSETH that, in consideration of the mutual covenants and provisos herein contained, THE PARTIES HERETO AGREE AS
FOLLOWS:


                                    ARTICLE 1
                         DEFINITIONS AND INTERPRETATION


     1.1 DEFINITIONS. For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, the following words and phrases shall have the following meanings:


         (a) "ADDITIONAL OPTIONS" has the meaning ascribed to it in section "4.2" hereinbelow;


         (b) "AGREEMENT" means this Consulting Services Agreement as from time to time supplemented or amended by one or more agreements entered into pursuant to the applicable provisions hereof, together with any Schedules attached hereto;


         (c)      "ARBITRATION   ACT"  means  the  COMMERCIAL   ARBITRATION  ACT
                  (British Columbia), R.S.B.C. 1996, as amended, as set forth in Article "8" hereinbelow;


         (d) "BOARD OF DIRECTORS" means the Board of Directors of the Company as duly constituted from time to time;


         (e) "BUSINESS" has the meaning ascribed to it in recital "D." hereinabove.


         (f) "BUSINESS DAY" means any day during which Canadian Chartered Banks are open for business in the City of Vancouver, Province of British Columbia;


         (g)      "COMPANIES" means the Company and Petrogen, Inc.;


         (h) "COMPANY" means Petrogen Corp. {having changed its name from "Hadro Resources, Inc." as a consequence of the due and complete closing of the Share Exchange Agreement), a company incorporated under the laws of the State of Nevada, U.S.A., or any successor company, however formed, whether as a result of merger, amalgamation or other action;


                       -- Consulting Services Agreement --
                              -- Petrogen Corp. --


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                                      -4-


         (i) "COMPANY'S NON-RENEWAL NOTICE" has the meaning ascribed to it in section "3.2" hereinbelow;


         (j)      "CONSULTANT" means James Timothy Roche;


         (k) "EFFECTIVE DATE" has the meaning ascribed to it on the front page of this Agreement;;


         (l) "EFFECTIVE TERMINATION DATE" has the meaning ascribed to it in section "3.3" hereinbelow;


         (m) "EXPENSES" has the meaning ascribed to it in section "4.3" hereinbelow;


         (n) "GENERAL SERVICES" has the meaning ascribed to it in section "2.1" hereinbelow; the initial particulars of which are set forth in Schedule "A" which is attached hereto;


         (o) "INDEMNIFIED PARTY" has the meaning ascribed to it in section "6.1" hereinbelow;


         (p) "INITIAL TERM" has the meaning ascribed to it in section "3.1" hereinbelow;


         (q) "NOTICE OF TERMINATION" has the meaning ascribed to it in section "3.2" hereinbelow;


         (r) "OPTIONS" has the meaning ascribed to it in section "4.1" hereinbelow;


         (s) "OPTION AGREEMENT" has the meaning ascribed to it in section "4.1" hereinbelow;


         (t) "OPTION PLAN" has the meaning ascribed to it in section "4.1" hereinbelow;


         (u) "OPTION SHARE" has the meaning ascribed to it in section "4.1" hereinbelow;


         (v) "PARTIES" or "PARTY" means, individually and collectively, the Company, Petrogen, Inc. and/or the Consultant hereto, as the context so requires, together with each of their respective


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                                      -5-


                  successors and permitted assigns as the context so requires;


         (w) "PETROGEN, INC." means Petrogen, Inc., a company incorporated under the laws of the State of Colorado, U.S.A., or any successor company, however formed, whether as a result of merger, amalgamation or other action;


         (x) "REGULATORY AUTHORITIES" and "REGULATORY AUTHORITY" means, either singularly or collectively as the context so requires, such regulatory agencies who have jurisdiction over the affairs of either of the Company, Petrogen, Inc. and/or the Consultant and including, without limitation, and where applicable, the British Columbia Securities Commission, the United States Securities and Exchange Commission, NASDAQ and all regulatory authorities from whom any such authorization, approval or other action is required to be obtained or to be made in connection with the transactions contemplated by this Agreement;


         (y) "RULE" has the meaning ascribed to it in section "4.1" hereinbelow;


         (z) "SECURITIES ACT" has the meaning ascribed to it in section "4.1" hereinbelow; and


         (aa) "SUBSIDIARY" means any company or companies of which more than 50% of the outstanding shares carrying votes at all times (provided that the ownership of such shares confers the right at all times to elect at least a majority of the directors of such company or companies) are for the time being owned by or held for that company and/or any other company in like relation to that company and includes any company in like relation to the subsidiary.


     1.2 INTERPRETATION. For the purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:


         (a) the words "HEREIN", "HEREOF" and "HEREUNDER" and other words of similar import refer to this Agreement as a whole and not to any particular Article, section or other subdivision of this Agreement;


         (b) any reference to an entity shall include and shall be deemed to be a reference to any entity that is a permitted successor to such entity; and


         (c) words in the singular include the plural and words in the masculine gender include the feminine and neuter genders, and VICE VERSA.


                       -- Consulting Services Agreement --
                              -- Petrogen Corp. --


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                                      -6-


     1.3 SCHEDULES. For the purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, the following shall represent the Schedules which are attached to this Agreement and which form a material part hereof:


            Schedule                                  Description
            ________                                  ___________

          Schedule "A":                          General Services; and
          Schedule "B":                          Option Agreement.


                                    ARTICLE 2
                  GENERAL SERVICES AND DUTIES OF THE CONSULTANT


     2.1 GENERAL SERVICES. During the continuance of this Agreement the Companies hereby agree to retain the Consultant as a consultant to and on behalf of the Companies, or to and on behalf of any of the Companies' respective subsidiaries, as the case may be and as may be determined by the Board of Directors of the Company, from time to time, and in its sole and absolute discretion, and the Consultant hereby agrees to accept such position in order to provide such qualified land management, gas transmission and related services as may be determined by the Board of Directors, from time to time, and in its sole and absolute discretion, in order to develop the various Business interests of the Company during the continuance of this Agreement (collectively, the "GENERAL SERVICES"); it being initially acknowledged and agreed by each of the Parties hereto that the Consultant's initial and required General Services under the terms and conditions of this Agreement are particularly described in Schedule "A" which is attached hereto and which forms a material part hereof; and it being further acknowledged and agreed by each of the Parties hereto that the Consultant shall commit and provide to the Company the General Services on a reasonably full-time basis during the continuance of this Agreement for which the Company, as more particularly set forth hereinbelow, hereby agree to pay and provide to the order and direction of the Consultant each of the proposed Options (as hereinafter determined) and Expense (as hereinafter determined) payment reimbursements in accordance with Article "4" hereinbelow.


     2.2 ADDITIONAL DUTIES RESPECTING THE GENERAL SERVICES. Without in any manner limiting the generality of the General Services to be provided as set forth in section "2.1" hereinabove, it is hereby also acknowledged and agreed that Consultant will, during the continuance of this Agreement, devote reasonably all of the Consultant's consulting time to the General Services of the Consultant as may be determined and required by the Board of Directors of the Company for the performance of said General Services faithfully, diligently, to the best of the Consultant's abilities and in the best interests of the Company and, furthermore, that the Consultant's consulting time will be prioritized at all times for the Company in that regard.


                       -- Consulting Services Agreement --
                              -- Petrogen Corp. --


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                                      -7-


     2.3 ADHERENCE TO RULES AND POLICIES. The Consultant hereby acknowledges and agrees to abide by the reasonable rules, regulations, instructions, personnel practices and policies of the Company and any changes therein which may be adopted from time to time by the same as such rules, regulations, instructions, personnel practices and policies may be reasonably applied to the Consultant.


                                    ARTICLE 3
                      INITIAL TERM, RENEWAL AND TERMINATION


     3.1 INITIAL TERM. The initial term of this Agreement (the "INITIAL TERM") is for a period of one calendar year commencing on the Effective Date as set forth hereinabove, however, is subject, at all times, to the Company's prior receipt, if required, of approval from each of the Regulatory Authorities to the terms and conditions of and the transactions contemplated by this Agreement.


     3.2 RENEWAL BY THE COMPANY. Subject at all times to sections "3.3" and "3.4" hereinbelow, this Agreement shall renew automatically if not specifically terminated in accordance with the following provisions. The Company agrees to notify the Consultant in writing at least one month prior to the end of the Initial Term of its intent not to renew this Agreement (the "COMPANY'S NON-RENEWAL NOTICE"). Should the Company fail to provide a Company's Non-Renewal Notice this Agreement shall automatically renew on a further one-year basis after the Initial Term until otherwise specifically renewed in writing by each of the Parties hereto for the one-year period or, otherwise, terminated upon delivery by the Company of a corresponding and follow-up 30 calendar day Company's Non-Renewal Notice in connection with and within 30 calendar days prior to the end of any such one-year renewal period. Any such renewal on a one-year basis shall be on the same terms and conditions contained herein unless modified and agreed to in writing by the Parties.


     3.3 TERMINATION FOR CAUSE BY ANY PARTY. Notwithstanding any other provision of this Agreement, this Agreement may be terminated by any of the Parties hereto at any time upon written notice to the other Party of such Party's intention to do so at least 10 calendar days prior to the effective date of any such termination (herein also the "EFFECTIVE TERMINATION DATE"), and damages sought, if:


         (a) the other Party fails to cure a material breach of any provision of this Agreement within 10 calendar days from its receipt of written notice from said Party (unless such material breach cannot be reasonably cured within said 10 calendar days and the other Party is actively pursuing to cure said material breach);


         (b) the other Party is willfully non-compliant in the performance of its respective duties under this Agreement within 10 calendar days from its receipt of written notice from said Party (unless such willful non-compliance cannot be reasonably corrected within said 10 calendar days and the other Party is actively pursuing to cure said willful non-compliance);


                       -- Consulting Services Agreement --
                              -- Petrogen Corp. --


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                                      -8-


         (c) the other Party commits fraud or serious neglect or misconduct in the discharge of its respective duties hereunder or under the law; or


         (d) the other Party becomes adjudged bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy, and where any such involuntary petition is not dismissed within 10 calendar days.


     3.4 EFFECT OF TERMINATION. Terms of this Agreement relating to accounting, payments, confidentiality, accountability for damages or claims and all other matters reasonably extending beyond the terms of this Agreement and to the benefit of the Parties hereto or for the protection of the Business interests of the Companies shall survive the termination of this Agreement, and any matter of interpretation thereto shall be given a wide latitude in this regard. In addition, and without limiting the foregoing, section "3.3" hereinabove shall survive the termination of this Agreement.


                                    ARTICLE 4
                 GENERAL SERVICES COMPENSATION OF THE CONSULTANT


     4.1 OPTIONS. Subject to the following, it is hereby acknowledged and agreed that, during the continuance of this Agreement, the Consultant shall render the General Services as defined hereinabove and shall thus be compensated by the Company from the Effective Date of this Agreement to the termination of the same by way of the granting by the Company to the Consultant, subject to each of the rules and policies of the Regulatory Authorities and applicable securities legislation, the terms and conditions of the Company's existing stock option plan (the "OPTION PLAN") and the final determination of the Board of Directors, acting reasonably, an incentive stock option or stock options in and to the Company (each being an "OPTION") for the collective purchase of not less than an aggregate of up to 25,000 common shares of the Company (each being an "OPTION Share"); which incentive Option or Option(s) will be exercisable for a period of at least one year from the date of granting at an exercise price of U.S. $0.50 per Option Share underlying any such Option; and which Option or Option(s) shall be granted in accordance with the form of Option Plan agreement (the "OPTION AGREEMENT") which is attached hereto as Schedule "B" and which forms a material part hereof.


     In this regard, and subject also to the following and the form of final Option Agreement, it is hereby acknowledged and agreed that the exercise of any such Option(s) shall be subject, at all times, to such resale provisions as may then be contained in the Company's Option Plan, the form of final Option Agreement and as may be finally determined by the Board of Directors, acting reasonably. Notwithstanding the foregoing, however, it is hereby also acknowledged and agreed that, in the event that this Agreement is terminated in accordance with section "3.3" hereinabove, such portion of the within and remaining Option(s) which shall have then vested in the foregoing manner and on


                       -- Consulting Services Agreement --
                              -- Petrogen Corp. --
the determined Effective Termination Date shall, notwithstanding the remaining exercise period of the Option(s), then be fully exercisable by the Consultant for a period of one year from the original date of grant of such remaining Option(s).


     In this regard, and in accordance with the terms and conditions of the final form of Option Agreement, the Consultant hereby also acknowledges and agrees that:


         (a) NO OBLIGATION TO REGISTER ANY OPTION SHARES: the Consultant understands that the Company is under no obligation to register any Option Shares under the United States SECURITIES ACT OF 1933, as amended (the "SECURITIES ACT"), and that, in the absence of any such registration, the Option Shares may not be sold unless they are sold pursuant to an exemption from registration under the Securities Act. Furthermore, the Consultant fully understands that the Option Shares may not be registered under the Securities Act and that they will be issued in reliance upon an exemption which is available only if the Consultant acquires such Option Shares for investment and not with a view to distribution. The Consultant is familiar with the phrase "acquired for investment and not with a view to distribution" as it relates to the Securities Act and the special meaning given to such term in various releases of the United States Securities and Exchange Commission;


         (b) DISPOSITION OF OPTION SHARES: the Company is under no obligation to comply, or to assist the Consultant in complying with, any exemption from such registration requirement, including supplying the Consultant with any information necessary to permit routine sales of the Option Shares under Rule 144 of the United States Securities and Exchange Commission (the "RULE"). The Consultant also understands that, with respect to the Rule, routine sales of securities made in reliance upon such Rule only can be made in limited amounts in accordance with the terms and condition of the Rule, and that in cases in which the Rule is inapplicable, compliance with either Regulation A or another disclosure exemption under the Securities Act will be required. Thus, the Option Shares will have to be held indefinitely in the absence of registration under the Securities Act or an exemption from registration. The Consultant also acknowledges and understands that:


                  (i) the Option Shares are restricted securities within the meaning of Rule 144;


                  (ii) the exemption from registration under Rule 144 will not be available in any event for at least one year from the date of purchase and payment of the Option Shares by the Consultant, and even then will not be available unless (A) a public trading market then exists for the common stock of the Company, (B) adequate information concerning the Company is then


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                              -- Petrogen Corp. --
                           available to the public and (C) other terms and conditions of Rule 144 are complied with; and


                  (iii) any sale of the Option Shares may be made by the Consultant only in limited amounts in accordance with such terms and conditions.


                  The Consultant further acknowledges and understands that, without in anyway limiting the acknowledgements and understandings as set forth hereinabove, the Consultant agrees that the Consultant shall in no event make any disposition of all or any portion of the Option Shares which the Consultant may acquire hereunder unless and until:


                  (iv) there is then in effect a "REGISTRATION STATEMENT" under the Securities Act covering such proposed disposition and such disposition is made in accordance with said Registration Statement; or


                  (v) (A) the Consultant shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition,
                           (B) the Consultant shall have furnished the Company with an opinion of the Consultant's own counsel to the effect that such disposition will not require registration of any such Option Shares under the Securities Act and (C) such opinion of the Consultant's counsel shall have been concurred in by counsel for the Company and the Company shall have advised the Consultant of such concurrence; and


         (c) REGISTRATION STATEMENT AND THE EXERCISE OF THE OPTION: The Consultant acknowledges and understands that, from the
                  Effective Date until and including February 12, 2003 (the "NON-REGISTRATION PERIOD"), any decision made by the Company to file a Registration Statement under the Securities Act covering any proposed registration and disposition of any of the Option Shares acquired hereunder by the Consultant will be in the sole and absolute discretion of the Board of Directors of the Company. The Consultant also acknowledges and agrees that if any Option Shares are acquired by the Consultant hereunder during the Non-registration period and while no Registration Statement covering the proposed registration and disposition of such Option Shares is in place, the Consultant will, during the Non-registration period, neither authorize for private sale in advance, hedge forward sale, pledge, lend, hypothecate nor in any other manner encumber any such Option Shares without the prior written approval of the Board of Directors. In addition, the Consultant further acknowledges and agrees that if any Option Shares are acquired by the Consultant hereunder during the Non-registration period and while a Registration Statement covering the proposed registration and disposition of the same is in place, the
                  Consultant may be required, at that time and during the Non-registration period, and in the sole and absolute


                       -- Consulting Services Agreement --
                              -- Petrogen Corp. --
                  discretion of the entire Board of Directors of the Company, acting reasonably, to submit all or any such Option Shares to such pooling or lock up agreement as may have then been determined by the Board of Directors of the Company to provide for the orderly trading of the Company's common stock during the Non-registration period.


     4.2 ADDITIONAL OPTIONS. Subject to each of the terms and conditions as set forth in section "4.1" hereinabove and in the final form of Option Agreement determining the same, it is hereby also acknowledged and agreed that, subsequent to the Initial Term and during each year during the ongoing continuance of this Agreement, the Consultant shall also be compensated by the Company from the commencement of each such year of this Agreement to the termination of the same by way of the granting by the Company to the Consultant, again subject to each of the rules and policies of the Regulatory Authorities and applicable securities legislation, the terms and conditions of the Company's existing Option Plan and the final determination of the Board of Directors, acting reasonably, a further incentive stock option or stock options in and to the Company (each being an "ADDITIONAL OPTION") for the collective purchase of not less than a further aggregate of up to 25,000 Option Shares of the Company for each such year of this Agreement; and which further incentive Additional Option or Additional Option(s) will be exercisable for a period of at least one year from the date of granting at an exercise price per Option Share underlying any such Additional Option determined at 20% below the then ten-day trading average of the Company's shares on any recognized exchange in North America immediately prior to the date of granting; and which Option or Option(s), subject to the final form of Option Agreement, shall, unless otherwise determined by the Board of Directors, vest only as to 3,000 Additional Option Shares after the first month and on equivalent monthly basis (that being as to 2,000 Additional Option Shares each) during the remaining 11 months during the first year of the exercise period of any such Additional Option.


     4.3 REIMBURSEMENT OF EXPENSES. It is hereby also acknowledged and agreed that the Consultant shall also be reimbursed for all direct, pre-approved and reasonable expenses actually and properly incurred by the Consultant for the benefit of the Companies (collectively, the "EXPENSES"); and which Expenses, it is hereby acknowledged and agreed, shall be payable by Petrogen, Inc. to the order, direction and account of the Consultant as the Consultant may designate in writing, from time to time, in the Consultant's sole and absolute discretion, as soon as conveniently possible after the prior delivery by the Consultant to Petrogen, Inc. of written substantiation on account of each such reimbursable Expense.


                                    ARTICLE 5
                    ADDITIONAL OBLIGATIONS OF THE CONSULTANT


     5.1 REPORTING. At such time or times as may be required by the Board of Directors of the Company, acting reasonably, the Consultant will provide the Board of Directors with such information concerning the results of the Consultant's General Services and activities hereunder for the previous month as the Board of Directors may reasonably require.


                       -- Consulting Services Agreement --
                              -- Petrogen Corp. --

     5.2 NO CONFLICT, NO COMPETITION AND NON-CIRCUMVENTION. During the continuance of this Agreement the Consultant shall not engage in any business or activity which reasonably may detract from or conflict with the Consultant's respective duties and obligations to the Companies as set forth in this Agreement without the prior written consent of the Board of Directors of the Company. In addition, during the continuance of this Agreement and for a period of at least six months following the termination of this Agreement for any reason whatsoever the Consultant shall not engage in any business or activity whatsoever which reasonably may be determined by the Board of Director, in its sole and absolute discretion, to compete with any portion of the Business interests as contemplated hereby without the prior written consent of the Board of Directors. Furthermore, the Consultant hereby acknowledges and agrees, for a period of at least six months following the termination of this Agreement for any reason whatsoever, not to initiate any contact or communication directly with either of the Companies or any of their respective subsidiaries, as the case may be, together with each of their respective directors, officers, representatives, agents or employees, without the prior written consent of the Board of Directors and, notwithstanding the generality of the foregoing, further acknowledges and agrees, even with the prior written consent of the Board of Directors to such contact or communication, to limit such contact or communication to discussions outside the scope of any confidential information (as hereinafter determined). For the purposes of the foregoing the Consultant hereby recognizes and agrees that a breach by the Consultant of any of the covenants herein contained would result in irreparable harm and significant damage to the Companies that would not be adequately compensated for by monetary award. Accordingly, the Consultant agrees that, in the event of any such breach, in addition to being entitled as a matter of right to apply to a Court of competent equitable jurisdiction for relief by way of restraining order, injunction, decree or otherwise as may be appropriate to ensure compliance with the provisions hereof, the Consultant will also be liable to the Companies, as liquidated damages, for an amount equal to the amount received and earned by the Consultant as a result of and with respect to any such breach. The Parties hereby acknowledge and agree that if any of the aforesaid restrictions, activities, obligations or periods are considered by a Court of competent jurisdiction as being unreasonable, the Parties agree that said Court shall have authority to limit such restrictions, activities or periods as the Court deems proper in the circumstances. In addition, the Parties further acknowledge and agree that all restrictions or obligations in this Agreement are necessary and fundamental to the protection of the Business interests and are reasonable and valid, and all defenses to the strict enforcement thereof by the Consultant are hereby waived.


     5.3 CONFIDENTIALITY. The Consultant will not, except as authorized or required by the Consultant's duties hereunder, reveal or divulge to any person or companies any information concerning the organization, business, finances, transactions or other affairs of the Companies or of any of the Companies' respective subsidiaries which may come to the Consultant's knowledge during the continuance of this Agreement, and the Consultant will keep in complete secrecy all confidential information entrusted to the Consultant and will not use or attempt to use any such information in any manner which may injure or cause loss either directly or indirectly to the Companies' respective Business interests. This restriction will continue to apply after the termination of this Agreement without limit in point of time but will cease to apply to information or knowledge which may come into the public domain.


                       -- Consulting Services Agreement --
                              -- Petrogen Corp. --

     5.4 COMPLIANCE WITH APPLICABLE LAWS. The Consultant will comply with all Canadian, U.S. and foreign laws, whether federal, provincial or state, applicable to the Consultant's duties hereunder and, in addition, hereby represents and warrants that any information which the Consultant may provide to any person or company hereunder will, to the best of the Consultant's knowledge, information and belief, be accurate and complete in all material respects and not misleading, and will not omit to state any fact or information which would be material to such person or company.


     5.5 OPINIONS, REPORTS AND ADVICE OF THE CONSULTANT. The Consultant acknowledges and agrees that all written and oral opinions, reports, advice and materials provided by the Consultant to the Companies in connection with the Consultant's engagement hereunder are intended solely for the Companies' benefit and for the Companies' uses only, and that any such written and oral opinions, reports, advice and information are the exclusive property of the Companies. In this regard the Consultant covenants and agrees that the Companies may utilize any such opinion, report, advice and materials for any other purpose whatsoever and, furthermore, may reproduce, disseminate, quote from and refer to, in whole or in part, at any time and in any manner, any such opinion, report, advice and materials in the Companies' sole and absolute discretion. The Consultant further covenants and agrees that no public references to the Consultant or disclosure of the Consultant's role in respect of the Companies may be made by the Consultant without the prior written consent of the Board of Directors of the Company in each specific instance and, furthermore, that any such written opinions, reports, advice or materials shall, unless otherwise required by the Board of Directors, be provided by the Consultant to the Companies in a form and with such substance as would be acceptable for filing with and approval by any Regulatory Authority having jurisdiction over the affairs of the Company from time to time.


     5.6 CONSULTANT'S BUSINESS CONDUCT. The Consultant warrants that the Consultant shall conduct the business and other activities in a manner which is lawful and reputable and which brings good repute to the Companies, the Business interests and the Consultant. In particular, and in this regard, the Consultant specifically warrants to provide the General Services in a sound and professional manner such that the same meets superior standards of performance quality within the standards of the industry or as set by the specifications of the Companies. In the event that either of the Companies has a reasonable concern that the business as conducted by the Consultant is being conducted in a way contrary to law or is reasonably likely to bring disrepute to the Business interests or to the Companies' or the Consultant's reputation, the Companies may require that the Consultant make such alterations in the Consultant's business conduct or structure, whether of management or Board representation or employee or sub-licensee representation, as the Board of Directors may reasonably require, in its sole and absolute discretion, failing which the Company, in its sole and absolute discretion, may terminate this Agreement upon 30 calendar days' prior written notice to the Consultant. In the event of any debate or dispute as to the reasonableness of the Board of Directors of the Company's request or requirements, the judgment of the Board of Directors shall be deemed correct until such time as the matter has been determined by arbitration in accordance with Article "8" hereinbelow.


                       -- Consulting Services Agreement --
                              -- Petrogen Corp. --

                                    ARTICLE 6
                      INDEMNIFICATION AND LEGAL PROCEEDINGS


     6.1 INDEMNIFICATION. The Parties hereto hereby each agree to indemnify and save harmless the other Party hereto and including, where applicable, their respective subsidiaries and affiliates and each of their respective directors, officers, employees and agents (each such party being an "INDEMNIFIED PARTY") harmless from and against any and all losses, claims, actions, suits, proceedings, damages, liabilities or expenses of whatever nature or kind and including, without limitation, any investigation expenses incurred by any Indemnified Party, to which an Indemnified Party may become subject by reason of the terms and conditions of this Agreement.


     6.2 NO INDEMNIFICATION. This indemnity will not apply in respect of an Indemnified Party in the event and to the extent that a Court of competent jurisdiction in a final judgment shall determine that the Indemnified Party was grossly negligent or guilty of willful misconduct.


     6.3 CLAIM OF INDEMNIFICATION. The Parties hereto agree to waive any right they might have of first requiring the Indemnified Party to proceed against or enforce any other right, power, remedy, security or claim payment from any other person before claiming this indemnity.


     6.4 NOTICE OF CLAIM. In case any action is brought against an Indemnified Party in respect of which indemnity may be sought against either of the Parties hereto, the Indemnified Party will give both Parties hereto prompt written notice of any such action of which the Indemnified Party has knowledge and the relevant Party will undertake the investigation and defense thereof on behalf of the Indemnified Party, including the prompt employment of counsel acceptable to the Indemnified Party affected and the relevant Party and the payment of all expenses. Failure by the Indemnified Party to so notify shall not relieve the relevant Party of such relevant Party's obligation of indemnification hereunder unless (and only to the extent that) such failure results in a forfeiture by the relevant Party of substantive rights or defenses.


     6.5 SETTLEMENT. No admission of liability and no settlement of any action shall be made without the consent of each of the Parties hereto and the consent of the Indemnified Party affected, such consent not to be unreasonable withheld.


     6.6 LEGAL PROCEEDINGS. Notwithstanding that the relevant Party will undertake the investigation and defense of any action, an Indemnified Party will have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel will be at the expense of the Indemnified Party unless:


                       -- Consulting Services Agreement --
                              -- Petrogen Corp. --

         (a)      such counsel has been authorized by the relevant Party;


         (b) the relevant Party has not assumed the defense of the action within a reasonable period of time after receiving notice of the action;


         (c) the named parties to any such action include that any Party hereto and the Indemnified Party shall have been advised by counsel that there may be a conflict of interest between any Party hereto and the Indemnified Party; or


         (d) there are one or more legal defenses available to the Indemnified Party which are different from or in addition to those available to any Party hereto.


     6.7 CONTRIBUTION. If for any reason other than the gross negligence or bad faith of the Indemnified Party being the primary cause of the loss claim, damage, liability, cost or expense, the foregoing indemnification is unavailable to the Indemnified Party or insufficient to hold them harmless, the relevant Party shall contribute to the amount paid or payable by the Indemnified Party as a result of any and all such losses, claim, damages or liabilities in such proportion as is appropriate to reflect not only the relative benefits received by the relevant Party on the one hand and the Indemnified Party on the other, but also the relative fault of relevant Party and the Indemnified Party and other equitable considerations which may be relevant. Notwithstanding the foregoing, the relevant Party shall in any event contribute to the amount paid or payable by the Indemnified Party, as a result of the loss, claim, damage, liability, cost or expense (other than a loss, claim, damage, liability, cost or expenses, the primary cause of which is the gross negligence or bad faith of the Indemnified Party), any excess of such amount over the amount of the fees actually received by the Indemnified Party hereunder.


                                    ARTICLE 7
                                  FORCE MAJEURE


     7.1 EVENTS. If either Party hereto is at any time either during this Agreement or thereafter prevented or delayed in complying with any provisions of this Agreement by reason of strikes, walk-outs, labour shortages, power shortages, fires, wars, acts of God, earthquakes, storms, floods, explosions, accidents, protests or demonstrations by environmental lobbyists or native rights groups, delays in transportation, breakdown of machinery, inability to obtain necessary materials in the open market, unavailability of equipment, governmental regulations restricting normal operations, shipping delays or any other reason or reasons beyond the control of that Party, then the time limited for the performance by that Party of its respective obligations hereunder shall be extended by a period of time equal in length to the period of each such prevention or delay.


     7.2 NOTICE. A Party shall within three calendar days give notice to the other Party of each event of FORCE MAJEURE under section "7.1" hereinabove, and upon cessation of such event shall furnish the other Party with notice of that


                       -- Consulting Services Agreement --
                              -- Petrogen Corp. --
event together with particulars of the number of days by which the obligations of that Party hereunder have been extended by virtue of such event of FORCE MAJEURE and all preceding events of FORCE MAJEURE.


                                    ARTICLE 8
                                   ARBITRATION


     8.1 MATTERS FOR ARBITRATION. Except for matters of indemnity or in the case of urgency to prevent material harm to a substantive right or asset, the Parties agree that all questions or matters in dispute with respect to this Agreement shall be submitted to arbitration pursuant to the terms hereof. This provision shall not prejudice a Party from seeking a Court order or assistance to garnish or secure sums or to seek summary remedy for such matters as counsel may consider amenable to summary proceedings.


     8.2 NOTICE. It shall be a condition precedent to the right of any Party to submit any matter to arbitration pursuant to the provisions hereof that any Party intending to refer any matter to arbitration shall have given not less than five business days' prior written notice of its intention to do so to the other Parties together with particulars of the matter in dispute. On the expiration of such five business days the Party who gave such notice may proceed to refer the dispute to arbitration as provided for in section "8.3" hereinbelow.


     8.3 APPOINTMENTS. The Party desiring arbitration shall appoint one arbitrator, and shall notify the other Parties of such appointment, and the other Parties shall, within five business days after receiving such notice, appoint an arbitrator, and the two arbitrators so named, before proceeding to act, shall, within five business days of the appointment of the last appointed arbitrator, unanimously agree on the appointment of a third arbitrator, to act with them and be chairperson of the arbitration herein provided for. If the other Parties shall fail to appoint an arbitrator within five business days after receiving notice of the appointment of the first arbitrator, and if the two arbitrators appointed by the Parties shall be unable to agree on the appointment of the chairperson, the chairperson shall be appointed in accordance with the Arbitration Act. Except as specifically otherwise provided in this section, the arbitration herein provided for shall be conducted in accordance with such Arbitration Act. The chairperson, or in the case where only one arbitrator is appointed, the single arbitrator, shall fix a time and place for the purpose of hearing the evidence and representations of the Parties, and the chairperson shall preside over the arbitration and determine all questions of procedure not provided for by the Arbitration Act or this section. After hearing any evidence and representations that the Parties may submit, the single arbitrator, or the arbitrators, as the case may be, shall make an award and reduce the same to writing, and deliver one copy thereof to each of the Parties. The expense of the arbitration shall be paid as specified in the award.


                       -- Consulting Services Agreement --
                              -- Petrogen Corp. --

     8.4 AWARD. The Parties agree that the award of a majority of the arbitrators, or in the case of a single arbitrator, of such arbitrator, shall be final and binding upon each of them.


                                    ARTICLE 9
                               GENERAL PROVISIONS


     9.1 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement to date between the Parties hereto and supersedes every previous agreement, expectation, negotiation, representation or understanding, whether oral or written, express or implied, statutory or otherwise, between the Parties with respect to the subject matter of this Agreement.


     9.2 NO ASSIGNMENT. This Agreement may not be assigned by any Party hereto except with the prior written consent of the other Parties.


     9.3 NOTICE. Each notice, demand or other communication required or permitted to be given under this Agreement shall be in writing and shall be sent by prepaid registered mail deposited in a recognized post office and addressed to the Party entitled to receive the same, or delivered to such Party, at the address for such Party specified on the front page of this Agreement. The date of receipt of such notice, demand or other communication shall be the date of delivery thereof if delivered, or, if given by registered mail as aforesaid, shall be deemed conclusively to be the third business day after the same shall have been so mailed, except in the case of interruption of postal services for any reason whatsoever, in which case the date of receipt shall be the date on which the notice, demand or other communication is actually received by the addressee. Any Party may at any time and from time to time notify the other Parties in writing of a change of address and the new address to which notice shall be given to it thereafter until further change.


     9.4 TIME OF THE ESSENCE. Time will be of the essence of this Agreement.


     9.5  ENUREMENT.  This  Agreement  will enure to the  benefit of and will be
binding  upon  the  Parties  hereto  and  their  respective  heirs,   executors,
administrators and assigns.


     9.6 CURRENCY. Unless otherwise stipulated, all payments required to be made pursuant to the provisions of this Agreement and all money amount references contained herein are in lawful currency of the United States.


     9.7 FURTHER ASSURANCES. The Parties will from time to time after the execution of this Agreement make, do, execute or cause or permit to be made, done or executed, all such further and other acts, deeds, things, devices and


                       -- Consulting Services Agreement --
                              -- Petrogen Corp. --
assurances in law whatsoever as may be required to carry out the true intention and to give full force and effect to this Agreement.


     9.8 REPRESENTATION AND COSTS. It is hereby acknowledged by each of the Parties hereto that Devlin Jensen, Barristers and Solicitors, and the law office of Reed & Reed, PC, act solely for the Companies, and, correspondingly, that the Consultant has been required by each of Devlin Jensen, the law office of Reed & Reed, PC and the Companies to obtain independent legal advice with respect to its review and execution of this Agreement. In addition, it is hereby further acknowledged and agreed by the Parties hereto that Devlin Jensen, Barristers and Solicitors, and certain or all of its principal owners or associates, from time to time, may have both an economic or shareholding interest in and to Companies and/or a fiduciary duty to the same arising from either a directorship, officership or similar relationship arising out of the request of the Companies for certain of such persons to act in a similar capacity while acting for the Companies as counsel. Correspondingly, and even where, as a result of this Agreement, the consent of each Party hereto to the role and capacity of Devlin Jensen, Barristers and Solicitors, and its principal owners and associates, as the case may be, is deemed to have been received, where any conflict or perceived conflict may arise, or be seen to arise, as a result of any such capacity or representation, each Party hereto acknowledges and agrees to, once more, obtain independent legal advice in respect of any such conflict or perceived conflict and, consequent thereon, Devlin Jensen, Barristers and Solicitors, together with any such principal owners or associates, as the case may be, shall be at liberty at any time to resign any such position if it or any Party hereto is in any way affected or uncomfortable with any such capacity or representation. Each Party to this Agreement will also bear and pay its own costs, legal and otherwise, in connection with its respective preparation, review and execution of this Agreement and, in particular, that the costs involved in the preparation of this Agreement, and all documentation necessarily incidental thereto, by Devlin Jensen, Barristers and Solicitors, and the law office of Reed & Reed, PC shall be at the cost of the Companies.


     9.9 APPLICABLE LAW. The situs of this Agreement is Vancouver, British Columbia, and for all purposes this Agreement will be governed exclusively by and construed and enforced in accordance with the laws and Courts prevailing in the Province of British Columbia.


     9.10 SEVERABILITY AND CONSTRUCTION. Each Article, section, paragraph, term and provision of this Agreement, and any portion thereof, shall be considered severable, and if, for any reason, any portion of this Agreement is determined to be invalid, contrary to or in conflict with any applicable present or future law, rule or regulation in a final unappealable ruling issued by any court, agency or tribunal with valid jurisdiction in a proceeding to which any Party hereto is a party, that ruling shall not impair the operation of, or have any other effect upon, such other portions of this Agreement as may remain otherwise intelligible (all of which shall remain binding on the Parties and continue to be given full force and effect as of the date upon which the ruling becomes final).


     9.11 CAPTIONS. The captions, section numbers and Article numbers appearing in this Agreement are inserted for convenience of reference only and shall in no


                       -- Consulting Services Agreement --
                              -- Petrogen Corp. --
way define, limit, construe or describe the scope or intent of this Agreement nor in any way affect this Agreement.


     9.12 COUNTERPARTS. This Agreement may be signed by the Parties hereto in as many counterparts as may be necessary, and via facsimile if necessary, each of which so signed being deemed to be an original and such counterparts together constituting one and the same instrument and, notwithstanding the date of execution, being deemed to bear the Effective Date as set forth on the front page of this Agreement.


     9.13 NO PARTNERSHIP OR AGENCY. The Parties have not created a partnership and nothing contained in this Agreement shall in any manner whatsoever constitute any Party the partner, agent or legal representative of the other Parties, nor create any fiduciary relationship between them for any purpose whatsoever.


     9.14 CONSENTS AND WAIVERS. No consent or waiver expressed or implied by either Party in respect of any breach or default by the other in the performance by such other of its obligations hereunder shall:


         (a) be valid unless it is in writing and stated to be a consent or waiver pursuant to this section;


         (b) be relied upon as a consent to or waiver of any other breach or default of the same or any other obligation;


         (c)      constitute a general waiver under this Agreement; or


         (d) eliminate or modify the need for a specific consent or waiver pursuant to this section in any other or subsequent instance.


                       -- Consulting Services Agreement --
                              -- Petrogen Corp. --

                  IN WITNESS WHEREOF the Parties hereto have hereunto set their respective hands and seals as at the Effective Date as hereinabove determined.


The CORPORATE SEAL of                       )
PETROGEN CORP.,                             )
the Company herein, was hereunto affixed    )
in the presence of:                         )              (C/S)
                                            )
___________________________________________ )
Authorized Signatory                        )


The CORPORATE SEAL of                       )
PETROGEN, INC.,                             )
Petrogen, Inc. herein, was hereunto affixed )
in the presence of:                         )              (C/S)
                                            )
___________________________________________ )
Authorized Signatory                        )


SIGNED, SEALED and DELIVERED by             )
JAMES TIMOTHY ROCHE,                        )
the Consultant herein, in the presence of:  )
                                            )
___________________________________________ )
Witness Signature                           )
                                                  ______________________________
                                            )         JAMES TIMOTHY ROCHE
___________________________________________ )
Witness Address                             )
                                            )
___________________________________________ )
Witness Name and Occupation                 )

                                   __________


                       -- Consulting Services Agreement --
                              -- Petrogen Corp. --

                                   SCHEDULE A



     This is Schedule "A" to that certain Consulting Services Agreement respecting the Company, Petrogen, Inc. and the Consultant.


                                GENERAL SERVICES


     Without in any manner limiting the generality of the General Services to be provided by the Consultant as set forth in section "2.1" of the Agreement hereinabove, it is hereby also acknowledged and agreed that the Consultant will provide the following specific consulting services to the Company, or to any of the Company's respective subsidiaries, as the case may be and as may be determined by the Board of Directors of the Company, from time to time, in their sole and absolute discretion, and in conjunction with the maintenance and development of the Company's various Business interests subject, at all times, to the direction of the Board of Directors:


         (a) assistance in the initiation, coordination, implementation and management of all aspects of any program or project in connection with the maintenance and development of the Company's various land management Business interests;


         (b) assistance in the organization and preparation of any and all business plans and technical reports for the Company, or for any of the Company's respective subsidiaries, as the case may be and as may be determined by the Board of Directors of the Company, from time to time, in its sole and absolute discretion, and in connection with the maintenance and development of the Company's various land Business interests;


         (c) assistance in the negotiation and structuring of any proposed transaction which will maximize the Company's land interests in each subject transaction together with the presentation of a written summary of said structure; and


         (d) assistance in all other matters and services in connection with the maintenance and development of the Company's various land management Business interests as may be determined by the Board of Directors of the Company, from time to time, in its sole and absolute discretion.


     In this regard it is hereby acknowledged and agreed that the Consultant shall be entitled to communicate with and rely upon the immediate advice and instructions of such Director or Officer of the Company as may be designated, from time to time, by the Board of Directors of the Company, or upon the advice or instructions of such other Director or Officer of the Company as such designated Director or Officer shall, from time to time, designate in times of such Director's and/or Officer's absence, in order to initiate, coordinate and implement the General Services as contemplated herein.

                                   __________


                       -- Consulting Services Agreement --
                              -- Petrogen Corp. --

                                   SCHEDULE B



     This is Schedule "B" to that certain Consulting Services Agreement respecting the Company, Petrogen, Inc. and the Consultant.


                                OPTION AGREEMENT


                    See the attached Option Agreement draft.

                                   __________


                       -- Consulting Services Agreement --
                              -- Petrogen Corp. --